UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           Date of Report May 10, 1996

               GRIFFIN REAL ESTATE FUND-VI, A LIMITED PARTNERSHIP

                                    MINNESOTA

                         Commission file number 33-1629

                   IRS Employer Identification No. 41-1545501

             510 Marquette Avenue, Suite 300, Minneapolis, MN 55402


                  Registrant's telephone number: (612) 338-2828



Item 2.  Acquisition or disposition of assets.


                    DISPOSITION OF CARRIAGE HOUSE APARTMENTS
             2260 UNIVERSITY BOULEVARD NORTH, JACKSONVILLE, FLORIDA


On May 10, 1996, Carriage House Apartments located at 2260 University Boulevard North, Jacksonville, Florida, was sold to Carriage House, Limited Partnership.

Description of Property
Carriage House Apartments is a 164 unit apartment complex located at 2260 University Boulevard North, Jacksonville, Florida. The property was originally acquired by Griffin Real Estate Fund VI on December 29, 1987 for $3,525,000. A downpayment of $1,000,000 was made with the balance of $2,525,000 financed by a first mortgage loan.

Sale of Property
The sales price of $3,005,300 cash only was arrived at through negotiations with the buyer who had no material relationship to Griffin Real Estate Fund-VI, to any affiliates of Griffin Real Estate Fund-VI, to its General Partners, or to any associates of its General Partners. With the sale of the property, the associated mortgage principal balance of $2,363,147 and accrued interest of $26,244 were extinguished.


Item 7.  Financial Statements and Exhibits

The following documents are filed as part of this report:

      Proforma financial information.






                          GRIFFIN REAL ESTATE FUND-VI,

                              A LIMITED PARTNERSHIP
                                 BALANCE SHEETS
                                DECEMBER 31, 1995

                                                                             * After
                                                                           Disposition
                                                1995         Adjustment      Proforma
                                             -----------    -----------    -----------
Cash and cash equivalents                    $   135,745    $   345,690    $   481,435
Real estate tax escrow deposits                   68,649        (57,301)        11,348
Receivables and other assets                      10,772         (9,350)         1,422
                                             -----------    -----------    -----------
  Total                                          215,166        279,039        494,205
                                             -----------    -----------    -----------

PROPERTY AND EQUIPMENT:
Land                                           1,085,776       (412,776)       673,000
Buildings and improvements                     6,443,789     (3,269,302)     3,174,487
Furniture and equipment                          242,362       (242,362)          --
Less valuation allowance                        (470,000)          --         (470,000)
                                             -----------    -----------    -----------
  Total                                        7,301,927     (3,924,440)     3,377,487
Less accumulated depreciation                  1,919,664     (1,169,066)       750,598
                                             -----------    -----------    -----------
Property and equipment - net                   5,382,263     (2,755,374)     2,626,889
                                             -----------    -----------    -----------

Deferred expenses (less accumulated
  amortization -$22,547)                          43,607           --           43,607
                                             -----------    -----------    -----------
  TOTAL ASSETS                               $ 5,641,036    $(2,476,335)   $ 3,164,701
                                             ===========    ===========    ===========


LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

LIABILITIES:
Accounts payable:
  Affiliate                                  $    11,818    $    (4,864)   $     6,954
  Other                                           14,385         (7,984)         6,401
Security deposits                                 51,567        (19,346)        32,221
Accrued interest                                  32,971        (20,286)        12,685
Mortgage notes payable                         4,172,438     (2,372,756)     1,799,682
                                             -----------    -----------    -----------
  Total liabilities                          $ 4,283,179    ($2,425,236)   $ 1,857,943
                                             -----------    -----------    -----------

PARTNERS' EQUITY (DEFICIT):
General Partner                                 (100,118)        (2,555)      (102,673)
Limited Partners                               1,457,975        (48,544)     1,409,431
                                             -----------    -----------    -----------
  Total Partners' Equity (Deficit)             1,357,857        (51,099)     1,306,758
                                             -----------    -----------    -----------

TOTAL LIABILITIES AND PARTNERS'
EQUITY (DEFICIT)                             $ 5,641,036    $(2,476,335)   $ 3,164,701
                                             ===========    ===========    ===========


* The after disposition proforma represents the historcial operations of the Partnership which does not include assets or liabilities relating to the disposed property.





                          GRIFFIN REAL ESTATE FUND-VI,
                              A LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


                                                                      *After Disposition
REVENUES:                                     1995        Adjustments      Proforma
- ---------                                  -----------    -----------    -----------
Rent (less apartment vacancies:
      1995, $92,041)                       $ 1,134,321    $  (768,923)   $   365,398
Common Area maintenance
      reimbursement                            220,087           --          220,087
Interest                                         4,401         (1,246)         3,155
Other                                           34,669        (34,259)           410
                                           -----------    -----------    -----------
   Total revenues                            1,393,478       (804,428)       589,050
                                           -----------    -----------    -----------

EXPENSES:
Interest                                       402,217       (245,180)       157,037
Depreciation and amortization                  231,729       (120,119)       111,610
Property valuation provision (benefit)         (75,000)          --          (75,000)
Real Estate Taxes                              198,286        (55,053)       143,233
Repairs and maintenance                        179,392        (96,944)        82,448
Utilities                                       77,295        (59,882)        17,413
Salaries and employee benefits                 126,596       (126,596)          --
Management fees to related parties              70,508        (40,124)        30,384
Administrative                                  89,924        (23,801)        66,123
Insurance                                       27,968        (23,409)         4,559
Bad Debt                                        24,588         (3,052)        21.536
Other                                           11,150        (11,150)          --
                                           -----------    -----------    -----------

   Total Expenses                            1,364,653       (805,310)       559,343
                                           -----------    -----------    -----------

NET INCOME                                 $    28,825    $       882    $    29,707
                                           ===========    ===========    ===========


NET INCOME ALLOCATED TO
  GENERAL PARTNER                          $       288    $         9    $       297
                                           ===========    ===========    ===========

NET INCOME ALLOCATED TO
  LIMITED PARTNERS                         $    28,537    $       873    $    29,410
                                           ===========    ===========    ===========

PER UNIT:

NET INCOME                                 $      1.50    $       .04    $      1.54
                                           ===========    ===========    ===========



* The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.




                          GRIFFIN REAL ESTATE FUND-VI,
                              A LIMITED PARTNERSHIP
                            CONDENSED BALANCE SHEETS
                                   (unaudited)


                                                                      *After
                                                                   Disposition
ASSETS:                            March 31, 1996   Adjustments      Proforma
- ------                               -----------    -----------    -----------

Cash and cash equivalents            $   182,306    $   348,886    $   531,192
Receivables and other assets             116,806        (67,565)        49,241
                                     -----------    -----------    -----------
    Total                                299,112        281,321        580,433
                                     -----------    -----------    -----------

PROPERTY:
   Land                                1,085,776       (412,776)       673,000
   Buildings and Improvements          6,443,789     (3,269,302)     3,174,487
   Furniture and Equipment               242,362       (242,362)          --
   Less valuation allowance             (470,000)          --         (470,000)
                                     -----------    -----------    -----------
Total                                  7,301,927     (3,924,440)     3,377,487
  Less accumulated depreciation        1,974,656     (1,198,941)       775,715
                                     -----------    -----------    -----------
Property - net                         5,327,271     (2,725,499)     2,601,772
                                     -----------    -----------    -----------

TOTAL ASSETS                         $ 5,626,383    $(2,444,178)   $ 3,182,205
                                     ===========    ===========    ===========


LIABILITIES AND PARTNERSHIP EQUITY

LIABILITIES:
   Accounts payable and accrued
        liabilities                  $    58,816    $   (39,824)   $    18,992

   Security Deposit                       54,888        (17,522)        37,366
   Mortgage notes payable              4,156,609     (2,365,607)     1,791,002
                                     -----------    -----------    -----------
        Total liabilities              4,270,313     (2,422,953)     1,847,360
                                     -----------    -----------    -----------

PARTNERS' EQUITY:
   General Partner                      (100,136)        (1,061)      (101,197)
   Limited Partners                    1,456,206        (20,164)     1,436,042
                                     -----------    -----------    -----------
        Total partners' equity         1,356,070        (21,225)     1,334,845
                                     -----------    -----------    -----------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                     $ 5,626,383    $(2,444,178)   $ 3,182,205
                                     ===========    ===========    ===========




*The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.




                          GRIFFIN REAL ESTATE FUND-VI,
                              A LIMITED PARTNERSHIP
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (unaudited)


                              Three Months                 *After
                                 Ended                   Disposition
REVENUES:                    March 31, 1996 Adjustments   Proforma
- ---------                       ---------    ---------    ---------
Rental Income                   $ 337,571    $(188,077)   $ 149,494
Interest Income                 $   1,488         (113)       1,375
Other Income                        6,236       (6,236)        --
                                ---------    ---------    ---------
     Total Revenues               345,295     (194,426)     150,869
                                ---------    ---------    ---------

OPERATING EXPENSES:
Operating Expenses                190,310     (116,511)      73,799
Interest Expense                   98,929      (61,019)      37,910
Depreciation and amortization      57,843      (29,875)      27,968
                                ---------    ---------    ---------

    Total Operating Expenses      347,082     (207,405)     139,677
                                ---------    ---------    ---------

NET INCOME (LOSS)                  (1,787)      12,979       11,192

NET INCOME (LOSS) ALLOCATED
   TO GENERAL PARTNER                 (18)         130          112
                                ---------    ---------    ---------

NET INCOME (LOSS) ALLOCATED
   TO LIMITED PARTNERS          $  (1,769)   $  12,849    $  11,080
                                =========    =========    =========

NET INCOME (LOSS) PER LIMITED
   PARTNERSHIP UNIT             $    (.09)   $     .67    $     .58
                                =========    =========    =========



*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.





                                   Signatures

Prursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GRIFFIN REAL ESTATE FUND VI,
                                            A LIMITED PARTNERSHIP

                                            BY: GRIFFIN EQUITY PARTNERS
                                             ITS GENERAL PARTNER



Date:  May 24, 1996                         BY: /s/ Larry D. Fransen
                                                ------------------------
                                                Larry D. Fransen
                                                General Partner